Exhibit 99.1

ZAIS Group Holdings, Inc. Reports Second Quarter 2015 Results

RED BANK, N.J., Aug. 6, 2015 /PRNewswire/ -- ZAIS Group Holdings, Inc. (NASDAQ: ZAIS) ("ZAIS"), today reported financial results for the three and six months ended June 30, 2015. ZAIS conducts substantially all of its operations through ZAIS Group, LLC ("ZAIS Group"). References to the "Company" herein refer to ZAIS, together with its consolidated subsidiaries and affiliates.

Michael F. Szymanski, Chief Executive Officer, said, "We continue to execute upon our business plan and are actively pursuing several significant initiatives aimed at growing our residential mortgage and corporate loan businesses focusing on new originations. During this initial growth phase we remain diligently focused on positioning the Company for profitability and enhanced shareholder value, and we anticipate deploying a substantial amount of the capital raised in the business combination that closed on March 17, 2015 by early fourth quarter of this year. The new risk retention rules in the U.S. and Europe will require capital solutions on behalf of investment managers, and we are pleased to announce that we have reached an agreement with one of our long-standing clients to form such a vehicle. We remain confident that the opportunities available to us will produce growth for the Company and allow us to offer investors in ZAIS Group's managed investment vehicles products we could not otherwise offer."

CONSOLIDATED GAAP RESULTS

The Company recorded GAAP net loss for the three months ended June 30, 2015 of ($3.5) million compared with GAAP net income of $32.8 million for the three months ended June 30, 2014. GAAP net income (loss) includes results of certain investment vehicles managed by ZAIS Group that are required to be consolidated under GAAP (the "Consolidated Funds of ZAIS Group"). The Company recorded pre-tax GAAP net loss for the three months ended June 30, 2015 of ($5.2) million compared with pre-tax GAAP net income for the three months ended June 30, 2014 of $32.5 million.

As of June 30, 2015, the Company had not deployed the proceeds from the business combination and consequently, the Company's results for this quarterly period may not be representative of future financial results once the proceeds from the business combination are fully deployed.

ZAIS Group Parent, LLC ("ZGP"), a majority-owned consolidated subsidiary of ZAIS, is the sole member and owns all of the equity of ZAIS Group. The consolidated financial statements include non-controlling interests of the members of ZGP other than ZAIS (the "ZGP Founder Members") which represent Class A Units of ZGP held by the ZGP Founder Members.

CONSOLIDATED NON-GAAP RESULTS

The Company recorded a net loss (excluding Consolidated Funds of ZAIS Group) for the three months ended June 30, 2015 of ($5.2) million, or ($0.25) per diluted weighted average Class A common share outstanding compared with net income (excluding Consolidated Funds of ZAIS Group) of $21.9 million, or $3.12 per diluted weighted average Class A common share outstanding for the three months ended June 30, 2014. The number of shares of common stock that was used to calculate ZAIS's earnings per share for all periods prior to the business combination was 7,000,000, representing the interests of the ZGP Founder Members. The year-over-year decrease was primarily driven by a decrease in management fee income and incentive income of $2.2 million and $35.3 million, respectively, partially offset by a decrease in expenses related to compensation of $10.8 million, primarily related to bonuses associated with investment performance in the prior year. The decrease in incentive fees is due primarily to the end of the investment period of a particular fund where the incentive fees are recognized once the final investment performance is determined.

For the three months ended June 30, 2015, the Company reported negative Distributable Earnings of ($3.3) million, or ($0.16) per diluted weighted average Class A common share outstanding compared with Distributable Earnings of $15.7 million, or $2.24 per diluted weighted average Class A common share outstanding for the three months ended June 30, 2014.

For the three months ended June 30, 2015, the Company reported negative Adjusted EBITDA of ($4.8) million, or ($0.23) per diluted weighted average Class A common share outstanding compared with Adjusted EBITDA of $15.5 million, or $2.22 per diluted weighted average Class A common share outstanding for the three months ended June 30, 2014.

Additionally, the Company had $13.3 million in gross undistributed, unrecognized incentive fee income across investment vehicles managed by ZAIS Group as of June 30, 2015. This income has not been recognized in net income (loss) under GAAP or other Non-GAAP measures of income (loss) and remains at risk and subject to reduction or elimination based on the investment performance of the related ZAIS managed investment vehicle until the contractual measurement period for incentive fees is reached.

Please see the discussion of "Non-GAAP Financial Measures", including the definitions of net income (loss) (excluding Consolidating Funds of ZAIS Group), Distributable Earnings and Adjusted EBITDA, and reconciliations of such Non-GAAP financial measures to the respective GAAP net income (loss) and pre-tax GAAP net income (loss) measures for the periods discussed above at the end of this press release.

The Company's GAAP net income (loss) and other Non-GAAP measures of income (loss) may fluctuate materially depending upon the performance of investment vehicles managed by ZAIS Group as well as other factors. Accordingly, the GAAP net income (loss) and other Non-GAAP measures of income (loss) in any particular period should not be expected to be indicative of future results.

LIQUIDITY & CAPITAL RESOURCES

As of June 30, 2015, the Company had cash and cash equivalents of $75.2 million and debt obligations of $1.3 million.

INVESTOR CONFERENCE CALL

Management will host a conference call today, August 6, 2015, at 10:00 a.m. Eastern time to review the Company's financial results. The number to call for this interactive teleconference is (719) 325-2463.

A replay of the conference call will be available through Wednesday, August 12, 2015, by dialing (719) 457-0820 and entering the confirmation number, 7569539.

The live broadcast of the ZAIS quarterly conference call will also be available online at ZAIS's website, www.zaisgroupholdings.com on Thursday, August 6, 2015, beginning at 10:00 a.m. Eastern time. The online replay will follow shortly after the call and will be available for approximately one year.

SECOND QUARTER 2015 SUPPLEMENTAL INFORMATION

The Company's Second Quarter 2015 Supplemental Information – June 30, 2015, is available on ZAIS's website at www.zaisgroupholdings.com. To access the presentation, go to the "ZAIS Shareholders" section of the website.

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the results presented in accordance with generally accepted accounting principles ("GAAP"), this press release includes certain non-GAAP financial information, including net income (excluding Consolidated Funds of ZAIS Group), Distributable Earnings (and per share measures) and Adjusted EBITDA (and per share measures). Net income (loss) (excluding Consolidated Funds of ZAIS Group) is a non-GAAP financial measure that the Company defines as GAAP net income (loss) excluding the consolidating effects of the Consolidated Funds of ZAIS Group. Distributable Earnings is a non-GAAP financial measure that the Company defines as GAAP net income (loss), excluding consolidating effects of Consolidated Funds of ZAIS Group, net unrealized gain (loss) on investments, compensation expense related to a portion of net operating income of ZAIS Group due to certain employees of ZAIS Group, compensation expense related to incentive income in the form of percentage interests recorded before related incentive income being recognized, equity-based compensation and certain other non-cash and non-operating items. Adjusted EBITDA is a non-GAAP financial measure that the Company defines as Distributable Earnings excluding any applicable taxes, interest expense and depreciation and amortization expenses.

The Company believes that providing investors with this non-GAAP financial information, in addition to the related GAAP measures, gives investors greater transparency to the information used by management in its financial and operational decision-making. However, because net income (loss) (excluding Consolidated Funds of ZAIS Group), Distributable Earnings and Adjusted EBITDA are incomplete measures of the Company's financial performance and involve differences from net income (loss) computed in accordance with GAAP, they should be considered along with, but not as alternatives to, the Company's net income (loss) computed in accordance with GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of net income (loss) (excluding Consolidated Funds of ZAIS Group), Distributable Earnings and Adjusted EBITDA may not be comparable to other similarly-titled measures of other companies.

The following table presents the reconciliation of the Company's GAAP net income (loss) to its non-GAAP financial measure of net income (loss) (excluding Consolidated Funds of ZAIS Group) for the periods presented in this Earnings Release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Consolidated net income (loss), net of tax (GAAP Net Income (loss))	$(3,547)	$32, 848	$(6,999)	$49,189
Addback: Elimination of Management fee income	61	1,218	120	7,481
Addback: Elimination of Incentive income	-	692	-	9,745
Addback: Elimination of Other revenues	-	17	-	38
Addback: Elimination of net gain / (loss) on investments	2	1,435	45	1,639
Less: Income of Consolidated Funds	(1,365)	(17,018)	(3,209)	(57,733)
Addback: Expenses of Consolidated Funds	445	818	1,514	87,963
Net (gain) loss on Consolidated Funds' investments	(774)	1,858	(1,984)	(67,793)
Net income (loss) (excluding Consolidated Funds of ZAIS Group) – Non-GAAP	$(5,178)	$21,868	$(10,513)	$30,529

Net income (loss) (excluding Consolidated Funds of ZAIS Group) per diluted weighted average Class A common share outstanding – Non-GAAP(1)	$(0.25)	$3.12	$(0.70)	$4.36

(1) Number of diluted shares outstanding takes into account non-controlling interests in ZGP that may be exchanged for Class A common shares under certain circumstances.

The following tables present the reconciliations of the Company's GAAP pre-tax consolidated net income (loss) to its non-GAAP financial measures of Distributable Earnings and Adjusted EBITDA for the periods presented in this Earnings Release.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
	(Dollars in thousands)
Distributable Earnings - Non GAAP
Pre-tax Consolidated Net Income (loss) (GAAP pre-tax net income (loss))	$(5,229)	$32,544	$(9,582)	$49,204
Foreign currency translation adjustment	291	43	483	(201)
Addback: Elimination of Management fee income	61	1,218	120	7,481
Addback: Elimination of Incentive income	—	692	—	9,745
Addback: Elimination of Other revenues	—	17	—	38
Less: Income of Consolidated Funds	(1,365)	(17,018)	(3,209)	(57,733)
Addback: Expenses of Consolidated Funds	445	818	1,514	87,963
Net unrealized (gain) loss on investments	—	(1)	—	2
Net (gain) loss on Consolidated Funds' investments	(774)	1,858	(1,984)	(67,793)
Addback: Compensation attributable to Income Unit Plan	—	2,070	—	4,140
Addback: Compensation attributable to equity compensation	1,616	-	1,878	—
Reclassification of incentive compensation	—	(6,850)	—	(6,759)
Income tax benefit / (expense)	1,671(1)	304	4,384(1)	(14)
Distributable Earnings – Non-GAAP	$(3,284)	$15,695	$(6,396)	$26,073

Distributable Earnings per diluted weighted average Class A common share outstanding – Non-GAAP(takes into account non-controlling interests in ZGP on an as-if-exchanged basis)	$(0.16)	$2.24	$(0.43)	$3.72

Adjusted EBITDA - Non GAAP
Distributable Earnings – Non-GAAP	$(3,284)	$15,695	$(6,396)	$26,073
Addback: Depreciation and amortization	146	143	208	236
Addback: Income tax (benefit) / expense	(1,671)	(304)	(4,384)	14
Adjusted EBITDA – Non-GAAP	$(4,809)	$15,534	$(10,572)	$26,323

Adjusted EBITDA per diluted weighted average Class A common share outstanding – Non-GAAP(takes into account non-controlling interests in ZGP on an as-if-exchanged basis)	$(0.23)	$2.22	$(0.70)	$3.76

(1) Income tax benefit is calculated assuming that all of the Company's pre-tax net income (loss) was subject to income taxes.

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Financial Condition (Dollars in thousands)

	June 30, 2015	December 31, 2014
Assets	(Unaudited)
Cash and cash equivalents	$75,198	$7,664
Income and fees receivable	2,509	4,283
Investments in affiliates, at fair value	—	104
Due from related parties	1,022	648
Fixed assets, net	1,015	1,091
Prepaid expenses	2,214	1,543
Deferred tax Asset	2,603	—
Other assets	3,232	3,310
Assets of Consolidated Funds
Cash and cash equivalents	18,637	94,212
Restricted cash	2,201	30,265
Investments, at fair value	35,799	1,126,737
Investments in affiliated securities, at fair value	28,072	31,457
Derivative assets, at fair value	2,287	6,648
Other assets	3,544	11,577
Total Assets	$178,333	$1,319,539
Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,252	$—
Compensation payable	1,578	6,094
Due to related parties	174	32
Other liabilities	3,146	3,050
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	749,719
Securities sold, not yet purchased	10,829	19,308
Derivative liabilities, at fair value	1,138	5,785
Due to broker	—	21,047
Other liabilities	5,871	32,863
Total Liabilities	23,988	837,898
Commitments and Contingencies (Note 14)
Redeemable Non-controlling Interests	61,626	452,925
Equity
Class A Common Stock, $0.0001 par value; 180,000,000 shares authorized; 13,870,917 and 0 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively.	1	1
Class B Common Stock, $0.000001 par value; 20,000,000 shares authorized; 20,000,000 and 0 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively.	—	—
Additional paid-in capital	58,834	—
Retained earnings (Accumulated deficit)	(3,770)	18,189
Accumulated other comprehensive income/(loss)	321	186
Total stockholders' equity. ZAIS Group Holdings	55,386	18,376
Non-controlling interests in ZAIS Group Parent, LLC	26,545	—
Non-controlling interests in Consolidated Funds	10,788	10,340
Total Equity	92,719	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$178,333	$1,319,539

ZAIS GROUP HOLDINGS, INC. AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss) (Unaudited) (Dollars in thousands)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Revenues
Management fee income	$4,020	$5,069	$7,714	$10,403
Incentive income	1,213	35,845	2,121	36,790
Other revenues	106	228	137	369
Income of Consolidated Funds	1,365	17,018	3,209	57,733
Total Revenues	6,704	58,160	13,181	105,295
Expenses
Compensation and benefits	7,361	18,126	13,931	28,110
General, administrative and other	4,764	4,579	9,101	7,614
Depreciation and amortization	146	143	208	236
Expenses of Consolidated Funds	445	818	1,514	87,963
Total Expenses	12,716	23,666	24,754	123,923
Other income (loss)
Net gain (loss) on investments	—	9	—	(21)
Other income (expense)	9	(101)	7	60
Net gains (losses) of Consolidated Funds' investments	774	(1,858)	1,984	67,793
Total Other Income (Loss)	783	(1,950)	1,991	67,832
Income (loss) before income taxes	(5,229)	32,544	(9,582)	49,204
Income tax (benefit) expense	(1,682)	(304)	(2,583)	14
Consolidated net income (loss), net of tax	(3,547)	32,848	(6,999)	49,190
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustment	291	43	483	(201)
Total Comprehensive Income (Loss)	$(3,256)	32,891	(6,516)	$48,989
Allocation of Consolidated Net Income (Loss), net of tax
Redeemable non-controlling interests	$1,217	$10,656	$2,240	$20,252
Non-controlling interests of Consolidated Funds	414	1,885	1,276	2,141
Stockholders' equity, ZAIS Group Holdings, Inc.	(2,947)	—	(3,770)	—
Non-controlling interests of ZAIS Group Parent, LLC	(2,231)	20,307	(6,745)	26,797
	$(3,547)	$32,848	$(6,999)	$49,190
Allocation of Total Comprehensive Income (Loss)
Redeemable non-controlling interests	$1,217	$10,692	$2,240	$20,226
Non-controlling interests of Consolidated Funds	414	1,885	1,276	2,141
Stockholders' equity, ZAIS Group Holdings, Inc.	(2,753)	—	(3,449)	—
Non-controlling interests of ZAIS Group Parent, LLC	(2,134)	20,314	(6,583)	26,622
	$(3,256)	$32,891	$(6,516)	$48,989

Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. Stockholders' Equity - Basic	$(0.21)	$2.90	$(0.47)	$3.83
Consolidated Net Income (Loss), net of tax per Class A common share applicable to ZAIS Group Holdings, Inc. Stockholders' Equity - Diluted	$(0.21)	$2.90	$(0.53)	$3.83

Weighted average number of shares outstanding:
Basic	13,870,917	7,000,000(1)	8,046,665	7,000,000(1)
Diluted	20,870,917(1)	7,000,000(1)	15,046,665(1)	7,000,000(1)

(1) Number of diluted shares outstanding takes into account non-controlling interests in ZGP that may be exchanged for Class A common shares under certain circumstances.

The following supplemental financial information illustrates the consolidating effects of the Consolidated Funds of ZAIS Group on the Company's financial position at June 30, 2015 and December 31, 2014, and results of operations for the three and six months ended June 30, 2015 and June 30, 2014:

	June 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$75,198	$—	$—	$75,198
Income and fees receivable	2,509	—	—	2,509
Investments in affiliates, at fair value	263	—	(263)	-
Due from related parties	1,047	—	(25)	1,022
Fixed assets, net	1,015	—	—	1,015
Prepaid expenses	2,214	—	—	2,214
Deferred tax asset	2,603	—	—	2,603
Other assets	3,232	—	—	3,232
Assets of Consolidated Funds
Cash and cash equivalents	—	18,637	—	18,637
Restricted cash	—	2,201	—	2,201
Investments, at fair value	—	35,799	—	35,799
Investments in affiliated securities, at fair value	—	28,072	—	28,072
Derivative assets, at fair value	—	2,287	—	2,287
Other assets	—	3,544	—	3,544
Total Assets	$88,081	$90,540	$(288)	$178,333
Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Notes payable	$1,252	$—	$—	$1,252
Compensation payable	1,578	—	—	1,578
Due to related parties	174	—	—	174
Other liabilities	3,146	—	—	3,146
Liabilities of Consolidated Funds
Securities sold, not yet purchased	—	10,829	—	10,829
Derivative liabilities, at fair value	—	1,138	—	1,138
Other liabilities	—	5,896	(25)	5,871
Total Liabilities	6,150	17,863	(25)	23,988
Commitments and Contingencies
Redeemable Non-controlling Interests	—	61,875	(249)	61,626
Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	58,834	—	—	58,834
Retained earnings (Accumulated deficit)	(3,770)	—	—	(3,770)
Accumulated other comprehensive income (loss)	321	—	—	321
Total stockholders' equity, ZAIS Group Holdings Inc.	55,386	—	—	55,386
Non-controlling interests in ZAIS Group Parent, LLC	26,545	—	—	26,545
Non-controlling interests in Consolidated Funds	—	10,802	(14)	10,788
Total Equity	81,931	10,802	(14)	92,719
Total Liabilities, Redeemable Non-controlling Interests and Equity	$88,081	$90,540	$(288)	$178,333

	December 31, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in thousands )
Assets
Cash and cash equivalents	$7,664	$—	$—	$7,664
Income and fees receivable	11,223	—	(6,940)	4,283
Investments in affiliates, at fair value	1,752	—	(1,648)	104
Due from related parties	968	—	(320)	648
Fixed assets, net	1,091	—	—	1,091
Prepaid expenses	1,543	—	—	1,543
Other assets	3,310	—	—	3,310
Assets of Consolidated Funds
Cash and cash equivalents	—	94,212	—	94,212
Restricted cash	—	30,265	—	30,265
Investments, at fair value	—	1,126,737	—	1,126,737
Investments in affiliated securities, at fair value	—	66,219	(34,762)	31,457
Derivative assets, at fair value	—	6,648	—	6,648
Other assets	—	11,599	(22)	11,577
Total Assets	$27,551	$1,335,680	$(43,692)	$1,319,539
Liabilities, Redeemable Non-controlling Interests and Equity
Liabilities
Compensation payable	$6,094	$—	$—	$6,094
Due to related parties	32	—	—	32
Other liabilities	3,050	—	—	3,050
Liabilities of Consolidated Funds
Notes payable of consolidated CDOs, at fair value	—	784,481	(34,762)	749,719
Securities sold, not yet purchased	—	19,308	—	19,308
Derivative liabilities, at fair value	—	5,785	—	5,785
Due to broker	—	21,047	—	21,047
Other liabilities	—	40,144	(7,281)	32,863
Total Liabilities	9,176	870,765	(42,043)	837,898
Commitments and Contingencies (Note 14)
Redeemable Non-controlling Interests	—	452,925	—	452,925
Equity
Class A Common Stock	1	—	—	1
Class B Common Stock	—	—	—	—
Additional paid-in-capital	—	—	—	—
Retained earnings (Accumulated deficit)	18,188	1,650	(1,649)	18,189
Accumulated other comprehensive income	186	—	—	186
Total ZAIS Group Holdings Stockholders' Equity	18,375	1,650	(1,649)	18,376
Non-controlling interests in ZAIS Group Parent, LLC	—	—	—	—
Non-controlling interests in Consolidated Funds	—	10,340	—	10,340
Total Stockholders' Equity	18,375	11,990	(1,649)	28,716
Total Liabilities, Redeemable Non-controlling Interests and Equity	$27,551	$1,335,680	$(43,692)	$1,319,539

	Three months Ended June 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$4,081	$—	$(61)	$4,020
Incentive income	1,213	—	—	1,213
Other revenues	106	—	—	106
Income of Consolidated Funds	—	1,365	—	1,365
Total Revenues	5,400	1,365	(61)	6,704
Expenses
Compensation and benefits	7,361	—	—	7,361
General, administrative and other	4,764	—	—	4,764
Depreciation and amortization	146	—	—	146
Expenses of Consolidated Funds	—	505	(60)	445
Total Expenses	12,271	505	(60)	12,716
Other Income (loss)
Net gain (loss) on investments	2	—	(2)	—
Other income (expense)	9	—	—	9
Net gains of Consolidated Funds' investments	—	774	—	774
Total Other Income	11	774	(2)	783
Income before income taxes	(6,860)	1,634	(3)	(5,229)
Income tax (benefit) expense	(1,682)	—	—	(1,682)
Consolidated net income (loss) , net of tax	(5,178)	1,634	(3)	(3,547)
Other Comprehensive Income, net of tax
Foreign currency translation adjustment	291	—	—	291
Total Comprehensive Income (Loss)	$(4,887)	$1,634	$(3)	$(3,256)

	Three months Ended June 30, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$6,287	$—	$(1,218)	$5,069
Incentive income	36,537	—	(692)	35,845
Other revenues	245	—	(17)	228
Income of Consolidated Funds	-	10,181	6,837	17,018
Total Revenues	43,069	10,181	4,910	58,160
Expenses
Compensation and benefits	18,126	—	—	18,126
General, administrative and other	4,579	—	—	4,579
Depreciation and amortization	143	—	—	143
Expenses of Consolidated Funds	—	11,484	(10,666)	818
Total Expenses	22,848	11,484	(10,666)	23,666
Other Income (loss)
Net gain (loss) on investments	1,444	—	(1,435)	9
Other income (expense)	(101)	—	—	(101)
Net gains of Consolidated Funds' investments	—	(129,093)	127,235	(1,858)
Total Other Income	1,343	(129,093)	125,800	(1,950)
Income before income taxes	21,564	(130,396)	141,376	32,544
Income tax (benefit) expense	(304)	—	—	(304)
Consolidated net income (loss) , net of tax	21,868	(130,396)	141,376	32,848
Other Comprehensive Income (Loss) , net of tax
Foreign currency translation adjustment	43	—	—	43
Total Comprehensive Income (Loss)	$21,911	$(130,396)	$141,376	$32,891

	Six months Ended June 30, 2015
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$7,834	$—	$(120)	$7,714
Incentive income	2,121	—	—	2,121
Other revenues	137	—	—	137
Income of Consolidated Funds	—	3,209	—	3,209
Total Revenues	10,092	3,209	(120)	13,181
Expenses
Compensation and benefits	13,931	—	—	13,931
General, administrative and other	9,101	—	—	9,101
Depreciation and amortization	208	—	—	208
Expenses of Consolidated Funds	—	1,633	(119)	1,514
Total Expenses	23,240	1,633	(119)	24,754
Other Income (loss)
Net gain (loss) on investments	45	—	(45)	—
Other income (expense)	7	—	—	7
Net gains of Consolidated Funds' investments	—	1,984	—	1,984
Total Other Income	52	1,984	(45)	1,991
Income before income taxes	(13,096)	3,560	(46)	(9,582)
Income tax (benefit) expense	(2,583)	—	—	(2,583)
Consolidated net income (loss) , net of tax	(10,513)	3,560	(46)	(6,999)
Other Comprehensive Income, net of tax
Foreign currency translation adjustment	483	—	—	483
Total Comprehensive Income (Loss)	$(10,030)	$3,560	$(46)	$(6,516)

	Six months Ended June 30, 2014
	ZAIS	Consolidated Funds	Eliminations	Consolidated
	( Dollars in Thousands )
Revenues
Management fee income	$17,884	$—	$(7,481)	$10,403
Incentive income	46,535	—	(9,745)	36,790
Other revenues	407	—	(38)	369
Income of Consolidated Funds	—	52,290	5,443	57,733
Total Revenues	64,826	52,290	(11,821)	105,295
Expenses
Compensation and benefits	28,110	—	—	28,110
General, administrative and other	7,614	—	—	7,614
Depreciation and amortization	236	—	—	236
Expenses of Consolidated Funds	—	117,017	(29,054)	87,963
Total Expenses	35,960	117,017	(29,054)	123,923
Other Income (loss)
Net gain (loss) on investments	1,618	—	(1,639)	(21)
Other income (expense)	60	—	—	60
Net gains of Consolidated Funds' investments	—	(58,850)	126,643	67,793
Total Other Income	1,678	(58,850)	125,004	67,832
Income before income taxes	30,544	(123,577)	142,237	49,204
Income tax (benefit) expense	14	—	—	14
Consolidated net income (loss) , net of tax	30,530	(123,577)	142,237	49,190
Other Comprehensive Income (Loss) , net of tax
Foreign currency translation adjustment	(201)	—	—	(201)
Total Comprehensive Income (Loss)	$30,329	$(123,577)	$142,237	$48,989

ABOUT ZAIS GROUP HOLDINGS, INC.

ZAIS (NASDAQ: ZAIS) owns a majority interest in, and is the managing member of ZGP. ZGP is the sole member of ZAIS Group, an investment advisory and asset management firm focused on specialized credit strategies with approximately $4.3 billion of assets under management as of June 30, 2015. Based in Red Bank, New Jersey with operations in London, ZAIS Group employs professionals across investment management, client relations, information technology, analytics, finance, law, compliance, risk management and operations. To learn more, visit www.zaisgroupholdings.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are generally identified by the use of words such as "outlook," "believe," "expect," "potential," "continue," "may," "will," "should," "could," "would," "seek," "approximately," "predict," "intend," "plan," "estimate," "anticipate," "opportunity," "pipeline," "comfortable," "assume," "remain," "maintain," "sustain," "achieve" or the negative version of those words or other comparable words. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to: the inability of the Company to realize the benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its management and key employees; the outcome of any legal proceedings that may be instituted against the Company or others following completion of the Business Combination; the inability to continue to be listed on the NASDAQ Stock Market; the risk that the Business Combination disrupts current plans and operations of the Company; costs related to the Business Combination; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; the relative and absolute investment performance of advised or sponsored investment products; the availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; conditions in the market for mortgage-related investments; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; the ability to attract and retain highly talented professionals; the impact of changes to tax legislation and, generally, the tax position of the Company; legislative and regulatory changes that could adversely affect the business of the Company; and other factors, including those set forth in the Risk Factors section of the Company's Annual Report on Form 10-K filed on February 12, 2015, Form 8-K filed on March 23, 2015 and other reports filed by the Company with the Securities and Exchange Commission (the "SEC"), copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

CONTACT: Marilynn Meek, Financial Relations Board, 212-827-3773